     UNIVERSAL INSTITUTIONAL FUNDS, INC. - CORE PLUS FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2008 - DECEMBER 31, 2008

                                                                          AMOUNT OF     % OF       % OF
                                            OFFERING       TOTAL            SHARES     OFFERING    FUNDS
   SECURITY      PURCHASE/    SIZE OF       PRICE OF     AMOUNT OF        PURCHASED   PURCHASED     TOTAL                  PURCHASED
   PURCHASED     TRADE DATE   OFFERING       SHARES      OFFERING          BY FUND     BY FUND     ASSETS     BROKERS         FROM
---------------- ----------- ----------- ----------- ------------------- ------------ ---------- ---------- ------------- ----------

 Walgreen Co.    07/14/08         -        $99.610    $1,300,000,000.00      47,500      0.03%      0.08%     Banc of      JPMorgan
 Noted 4.875%                                                                                                  America    Securities
due 08/01/2013                                                                                               Securities
                                                                                                                LLC,
                                                                                                              JPMorgan,
                                                                                                              Goldman,
                                                                                                            Sachs & Co.,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                                Wells
                                                                                                                Fargo
                                                                                                             Securities,
                                                                                                                Loop
                                                                                                               Capital
                                                                                                             Markets, LC

IBM Corp.        10/09/08         -        $98.890    $1,000,000,000.00     300,000      0.01%      0.20%      Banc of      Barclays
8.00% due                                                                                                      America      Capital
10/15/2038                                                                                                   Securities
                                                                                                                LLC,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Credit
                                                                                                               Suisse,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             Securities,
                                                                                                             BNP PARIBAS,
                                                                                                                HSBC,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                            Inc., Morgan
                                                                                                            Stanley, USB
                                                                                                             Investment
                                                                                                                Bank

 Time Warner     11/13/08         -        $98.465    $1,250,000,000.00     160,000      0.01%      0.12%       Citi,      Citigroup
  Cable Inc.                                                                                                  Deutsche
 Note 8.750%                                                                                                    Bank
due 2/14/2019                                                                                                Securities,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                              USA Inc.,
                                                                                                              Goldman,
                                                                                                            Sachs & Co.,
                                                                                                               Banc of
                                                                                                               America
                                                                                                             Securities
                                                                                                             LLC, Daiwa
                                                                                                             Securities
                                                                                                               America
                                                                                                                Inc.,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Fortis
                                                                                                             Securities
                                                                                                             LLC, Morgan
                                                                                                              Stanley,
                                                                                                              Wachovia
                                                                                                             Securities,
                                                                                                             BNP PARIBAS,
                                                                                                                 RBS
                                                                                                              Greenwich
                                                                                                            Capital, UBS
                                                                                                             Investment
                                                                                                                Bank,
                                                                                                              Utendahl
                                                                                                               Capital
                                                                                                             Group, LLC,
                                                                                                            Loop Capital
                                                                                                            Markets, LLC

  Procter &      12/15/08         -        $99.978    $2,000,000,000.00     380,000      0.01$      0.31%      Citi,         Goldman
  Gamble Co.                                                                                                  Goldman,        Sachs
 Note 4.600%                                                                                                Sachs & Co.,
due 01/15/2014                                                                                                 Morgan
                                                                                                              Stanley,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             Securities,
                                                                                                               Merrill
                                                                                                            Lynch & Co.,
                                                                                                                HSBC,
                                                                                                             J.P.Morgan,
                                                                                                                 RBS
                                                                                                              Greenwich
                                                                                                              Capital,
                                                                                                               Banc of
                                                                                                               America
                                                                                                             Securities
                                                                                                                LLC,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Credit
                                                                                                             Suisse, The
                                                                                                              Williams
                                                                                                               Capital
                                                                                                             Group, L.P.